UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1610 East Saint Andrew Place, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Securities Registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value	CLCT	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)          Compensatory Arrangements of Certain Officers

Entry into Amended & Restated Employment Agreement with the Company’s President and Chief Executive Officer

On September 24, 2019, Collectors Universe, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement (the “Amended & Restated Agreement”) with Joseph J. Orlando, its President and Chief Executive Officer (CEO). The Amended & Restated Agreement amends and supersedes the existing employment agreement with Mr. Orlando dated as of October 3, 2019. The principal change made by Amended & Restated Agreement is an extension of the term of Mr. Orlando’s employment for one year, ending on September 30, 2020. The Agreement also makes certain other changes from his existing employment agreement; but makes no change to Mr. Orlando’s annual salary as President and CEO.

The foregoing summary is not intended to be complete and is qualified in its entirety by the Amended & Restated Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and that Agreement is incorporated by this reference herein.

Adoption of Fiscal 2020 Long-Term Equity Incentive Plan

Background

On September 18, 2020, the Compensation Committee of the Board of Directors (the “Committee”) of Collectors Universe, Inc. (the “Company”), adopted a long term equity incentive program (the “2020 LTIP”) for its President and Chief Executive Officer (or CEO), Joseph J. Orlando, and its Senior Vice President and Chief Financial Officer (or CFO), Joseph J. Wallace (each, a Participant”), in furtherance of the Committee’s "pay-for-performance" philosophy, and to more closely align the long-term financial interests of the Company's executive officers with the long-term financial interests of the Company's stockholders and to provide financial incentives for each Participant to remain in the service of the Company throughout the three year period ending June 30, 2022 (the “Performance Period”).

Fiscal 2020 PSUs Grants and Financial Performance Goals

On September 18, 2019, the Committee established financial performance goals under the PSU component of the 2020 LTIP, consisting of annual threshold, target and maximum net cash flow goals for the fiscal year ending June 30, 2020 (“FY 2020”). Vesting of one-third of the PSUs granted to each Participant under the 2020 LTIP (i) will be determined on the basis of the extent to which, if any, that the net cash flow goals for FY 2020 are achieved, and (ii) will be conditioned on the continued service of the Participant with the Company throughout the three year Performance Period. The number of vested PSUs are subject to possible downward or upward adjustment based on a comparison of the Company’s total shareholder return (“TSR”) for the three year Performance Period to the TSR for that same three year period of the companies comprising the Russell 2000 Index at the end of the Performance Period (the “Russell 2000 Index”).

The 2020 LTIP provides for the Committee to establish financial performance goals for each of FY 2021 and FY 2022. Although it is the current intention of the Committee to establish net cash flow performance goals under the LTIP for each of those fiscal years, the Committee has the flexibility to change the nature of the financial performance metrics and to change the financial goals for each of those fiscal years.

If the Company achieves any of the net cash flow performance goals in any of the three fiscal years ending during the Performance Period, then the Committee will compare the Company’s TSR for the three years ended June 30, 2022 to the TSR of the companies in the Russell 2000 Index at June 30, 2022 based on their total shareholder returns for the same three year period; and the number of each Participant’s PSUs that will vest will be subject to possible downward or upward adjustment as set forth in the following table:

If Company’s Annualized TSR for the three years ending June 30, 2022, is:	Adjustment to Number of Vested PSUs

At least 12% below the Russell 2000 3-year annualized TSR	20% Reduction
Equal to the Russell 2000 3-year annualized TSR(1)	No Adjustment(1)
At least 12% above the Russell 2000 3-year annualized TSR	20% Increase
___	_________________
(1)

The TSR adjustment will be interpolated if the Company’s 3 year annualized TSR is less than 12% below, or less than 12% above, the Russell 2000 3-year annualized TSR. No additional adjustment will be made if the Company’s 3 year annualized TSR is more than 12% below or more than 12% above the Russell 2000 3-year annualized TSR.

A Participant has the opportunity to earn from 50% to a maximum of 200% of the PSUs granted to him depending on the extent to which the annual performance goals are achieved or exceeded and where the Company’s 3-Year TSR ranks by comparison to the 3-Year TSR of the Russell 2000 companies.

However, for a Participant to earn any of the PSUs granted to him under the Fiscal 2020 LTIP, the Company must achieve at least the threshold net cash flow performance goal in one of the three fiscal years comprising the 2020 Performance Period. If the Company fails to do so, none of the PSUs granted under the Fiscal 2020 LTIP will vest and, instead, all of them will be forfeited.

Additionally, if a Participant’s continuous service with the Company were to cease prior to June 30, 2022, all of the PSUs granted to him will be forfeited even if any or all of the net cash flow performance goals had been achieved for any or all of the fiscal years during the Fiscal 2020 Performance Period preceding that cessation of service.

The following table sets forth the number of PSUs granted under the 2020 LTIP to each of Messrs. Orlando and Wallace and their grant date values, assuming that the target net cash flow performance goals are achieved in fiscal 2019, 2020 and 2021:

Name	Number of PSUs at Target(1)(2)	Grant Date Value at Target(3)

Joseph J. Orlando	7,345	$ 180,000
Joseph J. Wallace	4,407	$ 108,000
____	_________________
(1)	For the entirety of three years ending June 30, 2022.

(2)

As described above, the number of PSUs that will vest will be subject to possible downward or upward adjustment depending on where the Company’s TSR for the three years ending June 30, 2021 (“3-Year TSR”) would place the Company in relation to the 3-Year TSR for the Russell 2000 companies.

(3)	Determined on the basis of the average of the closing prices, as reported by NASDAQ, of the Company’s shares over a 30 trading day period that ended on the date the PSUs were granted by the Committee.

Each PSU, upon vesting, will be settled by the Company's issuance of one share of Company common stock to the Participant.

RSUs -- Retention Incentives under the FY 2020 LTIP

To create an incentive for each Participant to remain in the Company's service during the three years ending June 30, 2022, on September 18, 2019, the Committee also granted Messrs. Orlando and Wallace, 7,345 and 4,407 restricted stock units (or “RSUs”), respectively, under the 2020 LTIP. One third of each Participant’s RSUs will vest on June 30, 2020, June 30, 2021 and June 30, 2022, respectively (each, a “Vesting Date”), but only if the Participant is still in the continued service of the Company on such Vesting Date. If a Participant’s continued service with the Company were to cease prior to any Vesting Date, the RSUs that are unvested on the date such service ceased will be forfeited.

Each PSU and each RSU, upon vesting, will be settled by the Company's issuance of one share of Company common stock to the Participant.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the terms contained in the form of PSU Award Agreement and form of RSU Agreement, a copy of each of which will be filed with the Company's Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2019.

Performance Goals under the FY 2019 LTIP

As reported in a Current Report on Form 8-K which the Company filed with the SEC on December 10, 2018, in furtherance of its "pay-for-performance" philosophy, and for the purpose of more closely aligning the long-term financial interests of the Company's executive officers with the long-term financial interests of the Company's stockholders, in December 2018 the Compensation Committee adopted a three- year equity incentive program (the “FY 2019 LTIP”) and granted PSUs to each of Messrs. Orlando and Wallace thereunder. The Committee has established a new net cash flow goal under the FY 2019 LTIP for the year ending June 30, 2020.

Clawback Policy.

The 2020 LTIP provides that any shares of Company common stock issued in settlement of vested PSUs will be subject to reduction or "clawback" and recovery by the Company, in whole or in part, as and to the extent required under the Company's “clawback policy” as in effect from time to time or under any applicable executive compensation laws or government regulations or any securities exchange listing requirements. If a Participant has sold any of such shares, the Company will be entitled to recover an amount equal to net profits realized by the Participant from such sale.

Adoption and Summary of Fiscal 2020 Cash Incentive Plan.

On September 18, 2019, the Committee also adopted a cash incentive plan for each of Messrs. Orlando and Wallace, for the fiscal year ending June 30, 2020 (the “Cash Incentive Plan”).

Set forth below is a summary description of the 2020 Cash Incentive Plan. The following summary is not intended to be complete and is qualified in its entirety by reference to that Cash Incentive Plan, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ending September 30, 2019.

Primary Purpose of the Cash Incentive Plan. The primary purpose of the 2020 Cash Incentive Plan is to further the interests of the Company and its stockholders by (i) providing meaningful incentives and financial rewards to the participants in the Plan ("Participants") to make significant contributions to the achievement, by the Company of one or more pre-established corporate financial performance goals in fiscal year 2020, and (ii) making a substantial portion of each Participant’s compensation in fiscal years 2020 dependent on the Company’s achievement of those goals and the achievement by each Participant of individualized performance goals (or MBOs) established by the Committee, all in furtherance of the “pay-for-performance" philosophy of the Compensation Committee.

Establishment of Corporate Financial and Individualized Performance Goals. On September 18, 2019, the Committee established the cash award opportunities for each Participant under the Cash Incentive Plan, based on the extent to which (i) one or more corporate financial performance goals for Fiscal 2020 are achieved or exceeded by the Company, and (ii) individualized performance objectives (or “MBOs”) established for each Participant are achieved, in each case as determined by the Committee.

Determination of Cash Incentive Awards Earned by Participants. Following the end of Fiscal 2020, the Committee is to determine (i) whether and to what extent any of the corporate financial goals has been achieved or exceeded, (ii) whether or to what extent, if any, each Participant has achieved his individual MBOs, and (iii) the amounts of the cash incentive awards, if any, that each Participant has earned under the Plan. The Plan provides that, in determining whether any previously established financial performance goal has been achieved or exceeded, the Committee may make adjustments for certain extraordinary or non-recurring events. Of the cash awards that each Participant has the opportunity to earn, at target, 80% will be dependent on the achievement of the financial performance goals and the other 20% will be dependent on the achievement of the Participant’s MBOs.

Payment of Incentive Awards. The Cash Incentive Plan provides that, if and to the extent earned, incentive awards are to be paid in cash by no later than the 75th day after the end of Fiscal 2020. On the other hand, payment of incentive awards may be deferred if and to the extent it is deemed to be necessary to comply with Section 409A of the Internal Revenue Code.

Amendments to or Termination of the 2020 Cash Incentive Plan. The 2020 Cash Incentive Plan may be amended or terminated at any time by the Compensation Committee, except that, subject to the Clawback Policy described below, no amendment or termination of the Plan may affect the right of a Participant to retain any incentive award previously paid to the Participant under the Plan.

Committee’s Determination of Performance Goals and Incentive Award Opportunities under the FY 2020 Cash Incentive Plan.

The Committee has established:

(1)     Threshold, target and maximum cash incentive awards which each Participant has the opportunity to earn under the Plan. The earning of such awards will depend on whether the Company achieves or exceeds specified threshold, target or maximum financial performance goals, each of which will be measured on the basis of the Company’s operating income (before non-cash stock-based compensation expense), for the year ending June 30, 2020; and

(2)     Individualized or personalized threshold and target awards (“MBO Performance Awards”), which each of Messrs. Orlando and Wallace has the opportunity to earn, based on the extent to which he has achieved the MBOs established for him by the Committee.

The following table sets forth the respective cash incentive award opportunities that Messrs. Orlando and Wallace will have under the 2020 Cash Incentive Plan, expressed as a percentage of their respective base salaries:

	Joseph J. Orlando, CEO			Joseph J. Wallace, CFO
	Threshold	Target	Maximum	Threshold	Target	Maximum
Award Opportunities	Award	Award	Award	Award	Award	Award

Financial Performance Award(1)	30%	60%	85%	18%	36%	56%
MBO Performance Award	15%	15%	15%	9%	9%	9%
Total Award Opportunity	45%	75%	100%	27%	45%	65%

(1)

Financial Performance Awards will be interpolated between the threshold and target Financial Performance Awards if the threshold financial performance goal is exceeded but the target financial goal is not achieved or between the target and maximum Financial Performance Awards if the target financial performance goal is exceeded but the maximum financial performance goal is not achieved.

The Committee retains the discretion, exercisable prior to the payment of an Award under the Plan, to adjust, downward or upward, the dollar amount of any of the Award Opportunities based on the Committee's assessment of the Company’s financial performance in FY 2020 and any other factors deemed by it to be relevant.

Certain Conditions to the Receipt of Awards. No cash incentive award will be earned by a Participant under the Plan if the Company fails to achieve at least the threshold financial performance goal and the Participant does not achieve any of his MBO Goals. In addition, to receive any cash incentive award under the Plan, a Participant must remain in the service of the Company through June 30, 2020.

Clawback Policy. The Cash Incentive Plan provides that any award that has been paid under the Plan will be subject to reduction or "clawback" and recovery by the Company, in whole or in part, as and to the extent required under the Company's “clawback policy” as in effect from time to time or under any applicable executive compensation laws or government regulations or any securities exchange listing requirements.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Amended & Restated Employment Agreement dated as of September 24, 2019 between the Company and its President & CEO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: September 24, 2019	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amended & Restated Employment Agreement dated as of September 24, 2019 between the Company and its President & CEO

E-1